UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   August 7, 2007


                                   COSI, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      000-50052               06-1393745
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                 60015
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     (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:   (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in
            Fiscal Year

      At a meeting of the Board of Directors (the "Board") of COSI, Inc.(the "Company") on August 7, 2007, the Board voted to amend and restate Sections 5.5 and 5.6 of the Company's By-laws to:

      (i) remove the requirement that the President of the Company also act as the chief operating officer of the Company, and

      (ii) clarify and expand the description of the authorities and responsibilities of the executive officer positions listed in the Company's By-laws.

      The foregoing summary of such amendment is qualified in its entirety by reference to the complete text of the amended sections 5.5 and 5.6 of the Company's By-laws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 (d).    Exhibits.

      3.1   Amendment to Cosi, Inc. By-Laws, dated August 7, 2007.

                                 Signature
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COSI, Inc.

Date:  August 13, 2007

                                            /s/ William Koziel
                                         ---------------------------------
                                         Name:  William Koziel
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX


                                                                Paper (P) or
Exhibit No.                     Description                     Electronic (E)
-----------    ---------------------------------------------    ---------------
   3.1         Amendment to Cosi, Inc. By-Laws, dated August           E
               7, 2007.